                                    EXHIBIT 1

                       ADVANTA Mortgage Loan Trust 1998-4A

                         Statement to Certificateholders

                          Original              Prior
                          Face                  Principal
Class                     Value                 Balance               Interest             Principal             Total
------------------------------------------------------------------------------------------------------------------------------
A                         650,000,000.00        417,180,767.34        1,809,956.14         9,062,450.84          10,872,406.98
A Certificate                          -                     -          660,561.09                    -             660,561.09

Totals                    650,000,000.00        417,180,767.34        2,470,517.23         9,062,450.84          11,532,968.07

                                                                      Current              Pass-Through
                          Realized              Deferred              Principal            Rates
Class                     Losses                Interest              Balance              Current               Next
------------------------------------------------------------------------------------------------------------------------------
A                         -                     -                     408,118,316.50       5.206250%             4.788750%
A Certificate             -                     -                                  -              NA                    NA

Totals                    -                     -                     408,118,316.50

                                            Prior                                                                        Current
                                            Principal                                                                    Principal
Class                     CUSIP             Balance             Interest           Principal           Total             Balance
------------------------------------------------------------------------------------------------------------------------------------
A                         00755WGC4         641.816565          2.784548           13.942232          16.726780          627.874333
A Certificate                                 0.000000          1.016248            0.000000           1.016248            0.000000

Delinquent Loan Information:
                                                                          90+ Days             Loans                Loans
                                30-59                60-89                excldg f/c,REO       in                   in
                                Days                 Days                 & Bkrptcy            Bankruptcy           REO
------------------------------------------------------------------------------------------------------------------------------------
Trust A   Principal Balance     12,564,622.80        2,808,332.18         1,183,431.81         12,557,345.57        5,787,851.08
          % of Pool Balance          2.90267%            0.64878%             0.27340%              2.90099%            1.33710%
          Number of Loans                 215                  52                   22                   198                  89
          % of Loans                 3.08155%            0.74531%             0.31532%              2.83790%            1.27562%

                                                Loans
                                                in
                                                Foreclosure
-------------------------------------------------------------
Trust A                   Principal Balance     14,695,350.39
                          % of Pool Balance          3.39491%
                          Number of Loans                 260
                          % of Loans                 3.72653%

General Mortgage Loan Information:
                                                                                                                        Trust A
                                                                                                                    --------------
Beginning Aggregate Mortgage Loan Balance                                                                           441,926,987.14
Prefunding                                                                                                                    0.00
Principal Reduction                                                                                                   9,062,450.84
Ending Aggregate Mortgage Loan Balance                                                                              432,864,536.30

Beginning Aggregate Mortgage Loan Count                                                                                       7101
Ending Aggregate Mortgage Loan Count                                                                                          6977

Current Weighted Average Coupon Rate                                                                                     9.504700%
Next Weighted Average Coupon Rate                                                                                        9.504622%

Mortgage Loan Principal Reduction Information:
                                                                                                                        Trust A
                                                                                                                    --------------
Scheduled Principal                                                                                                     624,492.43
Curtailments                                                                                                            197,820.09
Prepayments                                                                                                           6,788,133.49
Repurchases                                                                                                                   0.00
Substitutions                                                                                                                 0.00
Liquidation Proceeds                                                                                                  1,452,004.83
Other Principal                                                                                                               0.00

Less: Realized Losses                                                                                                   618,427.54

Total Principal Reduction                                                                                             9,680,878.38

Servicer Information:
                                                                                                                        Trust A
                                                                                                                    --------------
Accrued Servicing Fee for the Current Period                                                                            184,136.24
Less: Amounts to Cover Interest Shortfalls                                                                                7,045.26
Less: Delinquent Service Fees                                                                                            53,008.90
Collected Servicing Fees for Current Period:                                                                            124,082.08

Advanced Principal                                                                                                             N/A
Advanced Interest                                                                                                     1,003,739.72

                                       Other                 Scheduled            Interest         Available       Available Funds
                 Prepayment            Unscheduled           Principal            Carry            Funds Cap       Cap Carry
                 Principal             Principal             Distribution         Forward          Current         Forward
Class            Distributed           Distributed           Amount               Amount           Amount          Amount
----------------------------------------------------------------------------------------------------------------------------------
Class A          6,788,133.49          1,649,824.92          8,444,023.30         -                -               -
                            -                     -                    -          -                -               -

Total            6,788,133.49          1,649,824.92          8,444,023.30         -                -               -

                 Applied
                 Realized Loss
                 Amount
------------------------------
Class A          -
                 -

Total            -

                                                              Prior                                                      Current
                     Has a               Remaining            Over-              Accelerated           Extra               Over
                 Trigger Event           Pre-Funded         Collateral            Principal          Principal          Collateral
                    Occurred              Amount              Amount             Distributed        Distributed           Amount
------------------------------------------------------------------------------------------------------------------------------------
Trust A               NO                   0.00            24,746,219.80         618,427.54            0.00            24,746,219.80


                       Specified               Over-
                         Over-               Collateral
                       Collateral             Deficit
                         Amount                Amount
---------------------------------------------------------
Trust A              24,746,219.80             0.00

Trust A Insured Payment                                                                                                        0.00
Pool Rolling six month delinquency rate                                                                                    0.046314
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                                                 0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                                           0.00%
Book Value of REO loans                                                                                                7,393,715.14
Cumulative Number of Mortgage loans repurchased to date                                                                          11
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                             185,459.38
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                          0.00
Unremibursed Delinquent/Servicing Advances still Outstanding                                                                   0.00

TOTAL AVAILABLE FUNDS:
Current Interest Collected:                                                             2,443,570.91

Principal Collected:                                                                    7,610,446.01

Insurance Proceeds Received:                                                                    0.00

Net Liquidation Proceeds:                                                                 833,577.29

Delinquency Advances on Mortgage Interest:                                              1,003,739.72

Delinquency Advances on Mortgage Principal                                                        NA

Repurchase and Substitution Amounts:                                                            0.00

Trust Termination Proceeds:                                                                     0.00

Investment Earnings on Note Account:                                                        7,334.63

Capitalized Interest Requirement:                                                               0.00

Capitalized Interest Fund Earnings                                                              0.00

Capitalized Interest Account                                                                    0.00

Investment Earnings on Pre-Funding Account                                                      0.00

Unreimbursed Delq/Servicing Advances Paid Back To CertificateHolders                               -

Sum of the Above Amounts:                                                                              11,898,668.56

LESS:

Servicing Fees (including PPIS):                                                          131,127.34

Non Recoverable Advance                                                                     1,063.50

Indenture Trustee Fees:                                                                     2,577.91

Owner Trustee Fees:                                                                           277.78

Insurance Premiums:                                                                        45,194.58

Reimbursement of Delinquency Advances/Servicing Advances                                  185,459.38

Total Reductions to Available Funds Amount:                                                               365,700.49

Total Available Funds:                                                                                                 11,532,968.07

                                    EXHIBIT 1

                       ADVANTA Mortgage Loan Trust 1998-4B

                         Statement to Certificateholders

                          Original              Prior
                          Face                  Principal
Class                     Value                 Balance               Interest             Principal             Total
------------------------------------------------------------------------------------------------------------------------------------
B                         350,000,000.00        223,218,878.38          968,444.40         4,914,908.89          5,883,353.29
B Certificate                          -                     -          252,156.26                    -            252,156.26

Totals                    350,000,000.00        223,218,878.38        1,220,600.66         4,914,908.89          6,135,509.55

                                                                      Current              Pass-Through
                          Realized              Deferred              Principal            Rates
Class                     Losses                Interest              Balance              Current               Next
------------------------------------------------------------------------------------------------------------------------------------
B                         -                     -                     218,303,969.49       5.206250%             4.788750%
B Certificate             -                     -                                  -              NA                    NA

Totals                    -                     -                     218,303,969.49

                                            Prior                                                                       Current
                                            Principal                                                                   Principal
Class                     CUSIP             Balance             Interest             Principal          Total           Balance
----------------------------------------------------------------------------------------------------------------------------------
B                         00755WGD2         637.768224          2.766984             14.042597          16.809581       623.725627
B Certificate                                 0.000000          0.387933              0.000000           0.387933         0.000000

Delinquent Loan Information:

                                                                              90+ Days              Loans               Loans
                                   30-59                 60-89                excldg f/c,REO        in                  in
                                   Days                  Days                 & Bkrptcy             Bankruptcy          REO
------------------------------------------------------------------------------------------------------------------------------------
Trust B      Principal Balance     6,194,830.68         1,446,483.25          217,983.05            9,787,585.35        3,201,124.77
             % of Pool Balance         2.67446%             0.62448%            0.09411%                4.22555%            1.38201%
             Number of Loans                102                   29                   5                     143                  50
             % of Loans                3.27343%             0.93068%            0.16046%                4.58922%            1.60462%

                                   Loans
                                   in
                                   Foreclosure
----------------------------------------------
Trust B      Principal Balance     7,330,757.76
             % of Pool Balance         3.16487%
             Number of Loans                131
             % of Loans                4.20411%

General Mortgage Loan Information:
                                                                                                                 Trust B
                                                                                                              --------------
Beginning Aggregate Mortgage Loan Balance                                                                     236,543,751.48
Subsequent Mortgage Loans Added This Period                                                                             0.00
Principal Reduction                                                                                             4,914,908.89
Ending Aggregate Mortgage Loan Balance                                                                        231,628,842.59

Beginning Aggregate Mortgage Loan Count                                                                                3,172
Ending Aggregate Mortgage Loan Count                                                                                   3,116

Current Weighted Average Coupon Rate                                                                               9.480550%
Next Weighted Average Coupon Rate                                                                                  9.484105%

Mortgage Loan Principal Reduction Information:
                                                                                                                 Trust B
                                                                                                              --------------
Scheduled Principal                                                                                               301,007.48
Curtailments                                                                                                       65,114.05
Prepayments                                                                                                     4,014,635.69
Repurchases                                                                                                             0.00
Substitutions                                                                                                           0.00
Liquidation Proceeds                                                                                              534,151.67
Other Principal                                                                                                         0.00

Less: Realized Losses                                                                                             302,770.61

Total Principal Reduction                                                                                       5,217,679.50

Servicer Information:
                                                                                                                 Trust B
                                                                                                              --------------
Accrued Servicing Fee for the Current Period                                                                       98,559.89
Less: Amounts to Cover Interest Shortfalls                                                                          2,796.77
Less: Delinquent Service Fees                                                                                      28,179.95
Collected Servicing Fees for Current Period:                                                                       67,583.17

Advanced Principal                                                                                                       N/A
Advanced Interest                                                                                                 538,506.38

                                       Other                 Scheduled            Interest        Available         Available Funds
                 Prepayment            Unscheduled           Principal            Carry           Funds Cap         Cap Carry
                 Principal             Principal             Distribution         Forward         Current           Forward
Class            Distributed           Distributed           Amount               Amount          Amount            Amount
------------------------------------------------------------------------------------------------------------------------------------
Class B          4,014,635.69          599,265.72            4,612,138.28         -               -                 -
                            -                   -                       -         -               -                 -

Total            4,014,635.69          599,265.72            4,612,138.28         -               -                 -

                 Unpaid
                 Realized Loss
                 Amount
------------------------------
Class B          -
                 -

                     Has a              Remaining           Over-            Accelerated            Extra               Over
                 Trigger Event          Pre-Funded        Collateral          Principal           Principal          Collateral
                    Occurred              Amount            Amount           Distributed         Distributed           Amount
------------------------------------------------------------------------------------------------------------------------------------
Trust B               NO                  0.00           13,324,873.10        302,770.61            0.00            13,324,873.10


                 Specified               Over-
                   Over-               Collateral
                 Collateral             Deficit
                   Amount                Amount
-------------------------------------------------
Trust B         13,324,873.10             0.00

Trust B Insured Payment                                                                                                      0.00
Pool Rolling six month delinquency rate                                                                                      0.05
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                                               0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                                         0.00%
Book Value of REO loans                                                                                              3,911,802.85
Cumulative Number of Mortgage loans repurchased to date                                                                         8
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                           224,393.39
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                        0.00
Unreimbursed Delinquent/Servicing Advances Still Outstanding                                                                 0.00

TOTAL AVAILABLE FUNDS:
Current Interest Collected:                                                            1,302,117.64

Principal Collected:                                                                   4,380,757.22

Insurance Proceeds Received:                                                                      -

Net Liquidation Proceeds:                                                                231,381.06

Delinquency Advances on Mortgage Interest:                                               538,506.38

Delinquency Advances on Mortgage Principal                                                       NA

Repurchase and Substitution Amounts:                                                              -

Trust Termination Proceeds:                                                                       -

Investment Earnings on Note Account:                                                       3,901.96

Capitalized Interest Requirement:                                                              0.00

Capitalized Interest Account  Earnings                                                         0.00

Capitalized Interest Account                                                                   0.00

Reversal of Realized Loss Amount                                                                  -

Unreimbursed Delq/Servicing Advances Paid Back To Certificateholders                           0.00

Sum of the Above Amounts:                                                                            6,456,664.26

LESS:

Servicing Fees (including PPIS):                                                          70,379.94

Non-Recoverable Advance                                                                      541.71

Indenture Trustee Fees:                                                                    1,379.84

Owner Trustee Fees:                                                                          277.78

Insurance Premiums:                                                                        24,182.05

Reimbursement of Delinquency Advances/Servicing Advances                                 224,393.39

Total Reductions to Available Funds Amount:                                                            321,154.71

Total Available Funds:                                                                                              6,135,509.55

                                    EXHIBIT 1

                       ADVANTA Mortgage Loan Trust 1998-4C

                         Statement to Certificateholders

                          Original              Prior
                          Face                  Principal
Class                     Value                 Balance               Interest             Principal             Total
-----------------------------------------------------------------------------------------------------------------------------------
C                         100,000,000.00        45,520,180.86         191,801.18           1,244,101.85          1,435,903.03
C Certificate                          -                    -         251,064.88                      -            251,064.88

Totals                    100,000,000.00        45,520,180.86         442,866.06           1,244,101.85          1,686,967.91

                                                                      Current              Pass-Through
                          Realized              Deferred              Principal            Rates
Class                     Losses                Interest              Balance              Current               Next
-----------------------------------------------------------------------------------------------------------------------------------
C                         -                     -                     44,276,079.01        5.056250%             4.638750%
C Certificate             -                     -                                 -               NA                    NA

Totals                    -                     -                     44,276,079.01

                                             Prior                                                                      Current
                                             Principal                                                                  Principal
Class                     CUSIP              Balance             Interest           Principal         Total             Balance
----------------------------------------------------------------------------------------------------------------------------------

C                         00755WGE0          455.201809          1.918012           12.441018         14.359030         442.760791
C Certificate                                0.000000            0.038625            0.000000          0.038625           0.000000

Delinquent Loan Information:

                                                                               90+ Days              Loans              Loans
                                    30-59                 60-89                excldg f/c,REO        in                 in
                                    Days                  Days                 & Bkrptcy             Bankruptcy         REO
------------------------------------------------------------------------------------------------------------------------------------
Trust C       Principal Balance     1,994,770.48         537,444.91            322,132.62            2,260,205.01       1,220,386.14
              % of Pool Balance         4.06574%           1.09542%              0.65657%                4.60675%           2.48739%
              Number of Loans                 26                  5                     4                      25                 14
              % of Loans                4.59364%           0.88339%              0.70671%                4.41696%           2.47350%

                                    Loans
                                    in
                                    Foreclosure
-------------------------------------------------
Trust C       Principal Balance      2,700,283.89
              % of Pool Balance          5.50372%
              Number of Loans                  33
              % of Loans                 5.83039%

General Mortgage Loan Information:
                                                                                                             Trust C
                                                                                                          -------------
Beginning Aggregate Mortgage Loan Balance                                                                 50,387,266.06
Prefunding                                                                                                          N/A
Principal Reduction                                                                                        1,324,396.77
Ending Aggregate Mortgage Loan Balance                                                                    49,062,869.29

Beginning Aggregate Mortgage Loan Count                                                                             579
Ending Aggregate Mortgage Loan Count                                                                                566

Current Weighted Average Coupon Rate                                                                         10.362642%
Next Weighted Average Coupon Rate                                                                            10.361261%

Mortgage Loan Principal Reduction Information:
                                                                                                             Trust C
                                                                                                          -------------
Scheduled Principal                                                                                           20,569.82
Curtailments                                                                                                   7,475.59
Prepayments                                                                                                1,148,111.29
Repurchases                                                                                                        0.00
Substitutions                                                                                                      0.00
Liquidation Proceeds                                                                                         148,240.07
Other Principal                                                                                                    0.00

Less: Realized Losses                                                                                         44,302.40

Total Principal Reduction                                                                                  1,368,699.17

Servicer Information:
                                                                                                             Trust C
                                                                                                          -------------
Accrued Servicing Fee for the Current Period                                                                  20,994.70
Less: Amounts to Cover Interest Shortfalls                                                                        26.40
Less: Delinquent Service Fees                                                                                  7,400.00
Collected Servicing Fees for Current Period:                                                                  13,568.30

Advanced Principal                                                                                                  N/A
Advanced Interest                                                                                            151,431.10

                                     Other                 Scheduled            Interest           Available         Available Funds
               Prepayment            Unscheduled           Principal            Carry              Funds Cap         Cap Carry
               Principal             Principal             Distribution         Forward            Current           Forward
Class          Distributed           Distributed           Amount               Amount             Amount            Amount
------------------------------------------------------------------------------------------------------------------------------------
Class C        1,148,111.29          155,715.66            1,244,101.85         -                  -                 -
                          -                   -                       -         -                  -                 -

               Unpaid
               Realized Loss
               Amount
----------------------------
Class C        -
               -

                                                Prior                                                         Current
                   Has a                        Over-              Accelerated             Amounts              Over
               Trigger Event                  Collateral            Principal           From Reserve         Collateral
                  Occurred                      Amount             Distributed              Fund               Amount
----------------------------------------------------------------------------------------------------------------------------
Trust C             NO                      4,867,085.20              0.00                   0.00            4,786,790.28


                Specified               Over-
                  Over-               Collateral
                Collateral             Deficit
                  Amount                Amount
------------------------------------------------
Trust C        4,786,790.28              0.00

Trust C Insured Payment                                                                                                      0.00
Pool Rolling six month delinquency rate                                                                                      0.09
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                                               0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                                         0.00%
Book Value of REO loans                                                                                              1,060,512.80
Cumulative Number of Mortgage loans repurchased to date                                                                         3
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                             1,452.97
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                        0.00
Unreimbursed Delinquent/Servicing Advances Still Outstanding                                                                 0.00

TOTAL AVAILABLE FUNDS:
Current Interest Collected:                                                                   276,289.89

Principal Collected:                                                                        1,176,156.70

Insurance Proceeds Received:                                                                           -

Net Liquidation Proceeds:                                                                     103,937.67

Delinquency Advances on Mortgage Interest:                                                    151,431.10

Delinquency Advances on Mortgage Principal                                                            NA

Repurchase and Substitution Amounts:                                                                   -

Trust Termination Proceeds:                                                                            -

Investment Earnings on Note Account:                                                            1,072.23

Unreimbursed Delq/Servicing Advances Paid Back to CertificateHolders                                   -

Sum of the Above Amounts:                                                                                 1,708,887.59

LESS:

Servicing Fees (including PPIS):                                                               13,594.70

Non-Recoverable Advance                                                                           420.61

Indenture Trustee Fees:                                                                           293.93

Owner Trustee Fees:                                                                               277.78

Insurance Premiums:                                                                             5,879.69

Reimbursement of Delinquency Advances/Servicing Advances                                        1,452.97

Total Reductions to Available Funds Amount:                                                                  21,919.68

Total Available Funds:                                                                                                  1,686,967.91